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                                   FOR:   NetCreations, Inc.

                           APPROVED BY:   Robert Mattes
                                          Chief Financial Officer
                                          (212) 625-1370

FOR IMMEDIATE RELEASE

                               CONTACT:   Investor Relations:

                                          Hulus Alpay/Brian Schaffer
                                          Press: Robert Ingram/Emily Brunner
                                          Morgen-Walke Associates
                                          (212) 850-5600

                                          NetCreations, Inc.
                                          Adrienne Press
                                          (212) 625-1370 ext. 223
                                          adrienne@netcreations.com

                                          SEAT Pagine Gialle:
                                          Edoardo Bus
                                          SEAT Pagine Gialle
                                          +39 011 435 3030

                                          Richard Holloway
                                          The Maitland Consultancy
                                          +44 (0) 31 487 199

        SEAT PAGINE GIALLE TO ACQUIRE NETCREATIONS, U.S. LEADER IN E-MAIL
                MARKETING TO CREATE TRANS-ATLANTIC SECTOR LEADER

         Turin, Italy, December 26, 2000 -- SEAT Pagine Gialle SpA (Milan: SPG), Italy's leading new economy company and largest Internet Service Provider, has signed a definitive merger agreement to acquire NetCreations, Inc. (Nasdaq: NTCR
US), the U.S. leader in 100% Opt-In(R)e-mail marketing services.

         Under the terms of the merger agreement, each share of NetCreations' outstanding common stock will be converted into the right to receive $7.00 in cash, valuing NetCreations' outstanding equity at approximately $111 million. At the end of September 2000, NetCreations had a cash position of approximately $30 million. NetCreations' Board of Directors has unanimously recommended that NetCreations shareholders approve the merger.

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SEAT PAGINE GIALLE TO ACQUIRE NETCREATIONS, U.S. LEADER IN              PAGE: 2
E-MAIL MARKETING TO CREATE TRANS-ATLANTIC SECTOR LEADER

         The acquisition of NetCreations will be accomplished through a merger of a U.S. acquisition vehicle into NetCreations, with NetCreations' current stockholders receiving $7.00 in cash per share from the U.S. acquisition vehicle. Ultimately, NetCreations will become a wholly owned subsidiary of SEAT Pagine Gialle.

         NetCreations specializes in e-mail data collection, database management and e-mail marketing services. Its rapidly developing database contains over 22 million double opt-in e-mail addresses -- addresses of consumers who have identified and confirmed areas of special interest to them -- a database that is growing by approximately 80,000 names a day. NetCreations has partnerships with over 380 Web sites and provides direct e-mail marketing services to over 2,000 clients. In 1999, NetCreations had revenues of $21 million and reported a net profit of $4.5 million. For the nine months ended September 30, 2000, NetCreations reported revenues of $45 million and a net profit of $4.5 million.

         The acquisition is consistent with SEAT Pagine Gialle's international strategy to build a leading provider of specialist content for the business customer. It follows SEAT Pagine Gialle's offer to acquire a controlling participation in France's Consodata, Europe's leading provider of business-to-consumer marketing information, including e-mail marketing services.

         Like NetCreations, Consodata specializes in the creation and management of e-mail marketing databases and the provision of related value-added services. NetCreations' strong U.S. presence complements Consodata's strength in the European market and its excellent relationships with many leading multi-national producers of consumer products. The acquisition of NetCreations marks a significant step toward SEAT Pagine Gialle's objective to build a world-scale expertise in the high-growth segment of business-to-consumer marketing information.

         The combination of NetCreations with Consodata will create -- within the SEAT Pagine Gialle Group--a complete blend of online and offline competencies in marketing information on both sides of the Atlantic. The combination presents a unique opportunity to bring together the technology, products and experience of these companies to an extended client base.

         The closing of the transaction, which has been approved by the Board of Directors of NetCreations and SEAT Pagine Gialle, is subject to certain conditions, including NetCreations' shareholder approval and certain regulatory approvals. The transaction is expected to close in the first quarter of 2001.

         Lorenzo Pellicioli, SEAT Pagine Gialle's Chief Executive Officer, commented, "The NetCreations team and its business model fit perfectly with our desire to grow our information marketing capabilities.

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SEAT PAGINE GIALLE TO ACQUIRE NETCREATIONS, U.S. LEADER IN             PAGE: 3
E-MAIL MARKETING TO CREATE TRANS-ATLANTIC SECTOR LEADER

The agreement presents us with the opportunity to enter the U.S. market with a prime asset in the online consumer information marketing arena, and is consistent with our commitment to build a world-wide leading presence in this business segment. We are delighted Rosalind Resnick will continue to manage NetCreations, and we look forward to her contribution to the further development of our online information marketing businesses."

         Rosalind Resnick, NetCreations' Chairman and Chief Executive Officer, added, "This agreement represents a great opportunity to expand NetCreations' business. We will benefit from SEAT Pagine Gialle's strong presence and expertise in Europe. When combined with Consodata's offerings, we will have an opportunity to develop a global offering for our partners and clients. SEAT Pagine Gialle is a major group committed to growing our business and the vision to create a world-wide leader in our sector."

         SEAT Pagine Gialle is being advised in this transaction by J.P. Morgan, Rothschild, and Cravath, Swaine and Moore. NetCreations is being advised by Robertson Stephens, Inc., Friedman Billings Ramsey & Co., Inc., and Piper Marbury Rudnick & Wolfe LLP.

About SEAT Pagine Gialle

SEAT Pagine Gialle, which had sales of 981 million euro ($895 million) in 1999 and has a market capitalization of 23.5 billion euro ($21.5 billion), has built a virtual marketplace where companies and customers meet and do business. Its field of activity range from paper and multimedia publishing, to printing, advertising and information. It is a success story based on a powerful brand, a sales network employing 2,000 people, with 1,200 shops and online opportunities, with state of the art technology in constant evolution and a database that includes households and professional operators in a number of European countries. SEAT Pagine Gialle is the European leader in telephone directory publishing, is the sixth largest telephone directory publisher in the world, and is the Italian leader in online and directory advertising and in-office solutions provisions. Through Tin.it, SEAT Pagine Gialle is Italy's leading ISP and with Virgilio is the leading portal and search engine. Recent acquisitions include Telegate, TDL Infomedia, Euredit and a 40.7% stake in Mondus.

About NetCreations

         NetCreations, the leader in 100% Opt-In(R) email marketing services, specializes in e-mail address list

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SEAT PAGINE GIALLE TO ACQUIRE NETCREATIONS, U.S. LEADER IN             PAGE: 4
E-MAIL MARKETING TO CREATE TRANS-ATLANTIC SECTOR LEADER

management, brokerage and delivery. Through its PostMasterDirect.com service, NetCreations has conducted marketing campaigns on behalf of over 2,000 direct marketing clients to targeted consumers in its database of over 22 million 100% Opt-In(R) e-mail addresses. These addresses belong to Internet users who have requested promotional information related to specific topics of interest (opt in) and confirmed their request (double opt in). NetCreations manages opt-in e-mail lists for more than 380 third-party Web sites including internet.com, About.com, LuckySurf.com, CNET and FortuneCity.com. NetCreations protects the privacy of consumers on the Internet by not disclosing e-mail addresses or any other personally identifiable information to direct marketers.

                         Note Concerning Proxy Materials

The senior executive officers and directors of NetCreations, Inc., SEAT Pagine Gialle SpA, and their respective affiliates may be deemed to be participants in the solicitation of stockholders of NetCreations in connection with the proposed merger. Additional information concerning the interests of such participants, if any, will be included in a proxy statement or statements and other relevant documents to be filed with the U.S. Securities and Exchange Commission (the "S.E.C") by NetCreations. A definitive proxy statement will be sent to NetCreations' stockholders seeking their approval of the proposed merger.

INVESTORS ARE URGED TO READ THE PROXY STATEMENT OR STATEMENTS WHEN AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED BY NETCREATIONS WITH THE S.E.C. BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION RELATING TO THE PROPOSED MERGER.

Investors will be able to obtain free copies of these documents at the S.E.C. Web site at www.sec.gov. In addition, these documents, once filed with the S.E.C., will be available free of charge by contacting NetCreations at 379 West Broadway, Suite 202, New York, New York 10012, Attention: Brian Burlant, Vice President and General Counsel, Tel. 212 625 1370.

INVESTORS SHOULD READ THE PROXY STATEMENT OR STATEMENTS WHEN AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION CONCERNING THE PROPOSED MERGER.

            CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Certain information contained herein should be considered "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such information is subject to a number of risks and uncertainties. The preparation of forward-looking statements requires the use of estimates of future revenues, expenses, activity levels and economic and market conditions, many of which are outside the control of NetCreations and SEAT Pagine Gialle. Specific factors that could cause actual results to differ materially from those set forth in the forward-looking statements include, but are not limited to: inability to obtain governmental approvals for the merger; inability to further identify, develop and achieve commercial success for new products, services and technologies; increased competition and its effects on pricing, growth strategies, spending, third-party relationships and revenues; ability to enter into new list management and marketing contracts; inability to maintain existing relationships with product, content, advertising, marketing and technology providers; and risks of new and changing regulation in the U.S. and internationally. Other factors and assumptions not identified above are also involved in the preparation of forward-looking statements, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. NetCreations and SEAT Pagine Gialle assume no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.

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